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
                                                                                                                        EXHIBIT 4.1
                    INCORPORATED UNDER THE                                     THIS CERTIFICATE IS TRANSFERABLE IN
                LAWS OF THE STATE OF DELAWARE                                         BOSTON OR IN NEW YORK

NUMBER                   COMMON STOCK                                                      COMMON STOCK              SHARES

HD                      $.05 PAR VALUE                                                    $.05 PAR VALUE


                                                                                        CUSIP 437076 10 2

                                                                                        SEE REVERSE FOR CERTAIN DEFINITIONS


                                                    [THE HOME DEPOT, INC. LOGO]

This Certifies that



is the owner of

                                    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

The Home Depot, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valued until countersigned and registered by the
Transfer Agent and Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED                                                                                                                   (SEAL)

COUNTERSIGNED AND REGISTERED:

                THE FIRST NATIONAL BANK OF BOSTON
                                                TRANSFER AGENT                     /s/                               /s/
                                                 AND REGISTRAR                  PRESIDENT                     CHAIRMAN OF THE BOARD

BY  /s/
                                          AUTHORIZED SIGNATURE
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
                             THE HOME DEPOT, INC.

      The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, relative rights, preferences and limitations of the shares of each class authorized to be issued.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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         >
      TEN COM      -as tenants in common               UNIF GIFT MIN ACT-       .............Custodian..............
      TEN ENT      -as tenants by the entireties                                 (Cust)                  (Minor)
      JT TEN       -as joint tenants with right of                              under Uniform Gifts to Minors
                    survivorship and not as tenants                             Act.................................
                    in common                                                            (State)
                       Additional abbreviations may also be used though not in the above list.

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   FOR VALUE RECEIVED, ____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


______________________________________________________________________  SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT______________________________________________


________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED,_________________



                                           ____________________________________





                                 _______________________________________________
                                 NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any charge whatever.


SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.